Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AS REQUIRED BY SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, M. Farooq Kathwari, hereby certify that the March 31, 2004 Quarterly Report on Form 10-Q as filed by Ethan Allen Interiors Inc. (the “Company”), which contains the Company’s financial statements, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ M. Farooq Kathwari --------------------------------------- (M. Farooq Kathwari)	Chairman, President and Chief Executive Officer

April 28, 2004